UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 11, 2015 (March 10, 2015)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,

including zip code)

voice: (713) 353-9400

fax: (713) 353-9421

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Hyperdynamics Corporation (the “Company”) filed an 8-K Report on February 25, 2015 reporting that it received notice from the New York Stock Exchange (“NYSE”) regarding the NYSE’s commencement of delisting proceedings with respect to the Company’s common stock.  On March 10, 2015, the NYSE announced that the staff of NYSE Regulation, Inc. has determined to immediately suspend trading in the common stock - ticker symbol HDY. The NYSE also notified the Company that the NYSE will file a delisting application with the Securities and Exchange Commission.

On March 11, 2015, the common stock of the Company began trading on the OTCQX®, the OTC Markets Group Inc. marketplace for established, global and growth companies.  The symbol is HDYN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	March 11, 2015	By:	/s/ DAVID WESSON
		Name:	David Wesson
		Title:	Chief Financial Officer